UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

CELESTICA INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-14832	98-0185558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5140 Yonge Street, Suite 1900	M2N 6L7
Toronto, Ontario, Canada	(Zip Code)
(Address of principal executive officers)

(416) 448-2211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	CLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 7.01    Regulation FD Disclosure.

As of June 28, 2024, Celestica Inc. (the "Company") determined that it no longer qualified as a "foreign private issuer" as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). As a result, effective January 1, 2025, the Company began complying with the periodic disclosure and current reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") applicable to U.S. domestic issuers, rather than the forms the Company has filed with or furnished to the Securities and Exchange Commission ("SEC") in the past as a foreign private issuer.

Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States ("US GAAP"). Pursuant to Section 4.3(4) of the Canadian Securities Administrators' National Instrument 51-102 — Continuous Disclosure Obligations, the Company must re-present its interim financial reports for the fiscal year ended December 31, 2024 in accordance with US GAAP, such interim financial reports having previously been prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board.

The re-presented unaudited consolidated interim financial statements and the related Management's Discussion and Analysis of Financial Condition and Results of Operations for (i) the three months ended March 31, 2024 and 2023; (ii) the three and six months ended June 30, 2024 and 2023; and (iii) the three and nine months ended September 30, 2024 and 2023 (collectively, the "Re-Presented Interim Financial Statements and MD&As"), as re-presented on March 3, 2025, have been prepared in accordance with US GAAP.

Other than as expressly set forth above, the Re-Presented Interim Financial Statements and MD&As do not, and do not purport to, update or restate the information in the original unaudited consolidated interim financial statements and the related Management's Discussion and Analysis of Financial Condition and Results of Operations for (i) the three months ended March 31, 2024 and 2023; (ii) the three and six months ended June 30, 2024 and 2023; and (iii) the three and nine months ended September 30, 2024 and 2023 (collectively, the "Original Interim Financial Statements and MD&As") or reflect any events that occurred after the date of the filing of the Original Interim Financial Statements and MD&As.

The Original Interim Financial Statements and MD&As, which were prepared in accordance with IFRS, were filed with the SEC on Forms 6-K on April 25, 2024, July 25, 2024 and October 24, 2024, respectively. The Re-Presented Interim Financial Statements and MD&As are being filed voluntarily and are attached hereto as Exhibits 99.1 to 99.6, and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.    Description

99.1	Celestica Inc.'s Re-Presented Unaudited Interim Condensed Consolidated Financial Statements for the three months ended March 31, 2024 and March 31, 2023, as re-presented on March 3, 2025

99.2	Celestica Inc.'s Re-Presented Management's Discussion and Analysis for the three months ended March 31, 2024 and March 31, 2023, as re-presented on March 3, 2025

99.3	Celestica Inc.'s Re-Presented Unaudited Interim Condensed Consolidated Financial Statements for the three and six months ended June 30, 2024 and June 30, 2023, as re-presented on March 3, 2025

99.4	Celestica Inc.'s Re-Presented Management's Discussion and Analysis for the three and six months ended June 30, 2024 and June 30, 2023, as re-presented on March 3, 2025

99.5
Celestica Inc.'s Re-Presented Unaudited Interim Condensed Consolidated Financial Statements for the three and nine months ended September 30, 2024 and September 30, 2023, as re-presented on March 3, 2025

99.6	Celestica Inc.'s Re-Presented Management's Discussion and Analysis for the three and nine months ended September 30, 2024 and September 30, 2023, as re-presented on March 3, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELESTICA INC.

Date: March 3, 2025	By:	/s/ Douglas Parker
Douglas Parker
Chief Legal Officer and Corporate Secretary